                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                       RULE 13e-3 TRANSACTION STATEMENT
                       (Pursuant to Section 13(e) of the
                        Securities Exchange Act of 1934
                          and Rule 13e-3 thereunder)

                           Cable TV Fund 14-A, Ltd.
                           ------------------------
                             (Name of the Issuer)

                   Jones Intercable, Inc. (File No. 0-8947),

                Cable TV Fund 14-A, Ltd. (File No. 0-15378) and
                    Jones Communications of Maryland, Inc.
                  -------------------------------------------
                     (Name of Person(s) Filing Statement)

                         Limited Partnership Interests
                         -----------------------------
                        (Title of Class of Securities)

                           Elizabeth M. Steele, Esq.
                      Vice President and General Counsel
                            Jones Intercable, Inc.
                            9697 E. Mineral Avenue
                           Englewood, Colorado 80112
                                (303) 784-8400
           --------------------------------------------------------
           (Name, Address and Telephone Number of Person Authorized
                to Receive Notices and Communications on Behalf
                        of Person(s) Filing Statement)

This statement is filed in connection with (check the appropriate box):

a.    X    The filing of solicitation materials or an information statement
    _____ subject to Regulation 14A, Regulation 14C or Rule 13e-3(c) under the Securities Exchange Act of 1934.

b.  _____  The filing of a registration statement under the Securities Act of
           1933.

c.  _____  A tender offer.

d.  _____  None of the above.

THIS TRANSACTION HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE FAIRNESS OR MERITS OF SUCH TRANSACTION NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

Check the following box if the soliciting materials or information statement
referred to in checking box (a) are preliminary copies:    X
                                                         _____

Calculation of Filing Fee

TRANSACTION VALUATION             AMOUNT OF FILING FEE
---------------------             --------------------

     $39,388,667                          $7,878

   X    Check box if any part of the fee is offset as provided by Rule 0-
 ----- 11(a)(2) and identify the filing with which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        Amount Previously Paid:    $7,878

        Form or Registration No.:  Schedule 14A

        Filing Party:              Cable TV Fund 14-A, Ltd.
                                   Commission File No. 0-15378

        Date Filed:                January 15, 1999

                                  INTRODUCTION
                                  ------------

     This Rule 13e-3 Transaction Statement is being filed jointly by Cable TV Fund 14-A, Ltd., a Colorado limited partnership, and by Jones Intercable, Inc., a Colorado corporation that is the general partner of Cable TV Fund 14-A, Ltd., and by Jones Communications of Maryland, Inc., an indirect wholly owned subsidiary of Jones Intercable, Inc., in connection with the sale of assets of Cable TV Fund 14-A, Ltd. to Jones Communications of Maryland, Inc. upon the terms and subject to the conditions of a Purchase and Sale Agreement by and between Cable TV Fund 14-A, Ltd. and Jones Communications of Maryland, Inc. The sale may be a transaction subject to Rule 13e-3 because it will result in the sale of certain assets of Cable TV Fund 14-A, Ltd. to Jones Communications of Maryland, Inc.


     The transaction also involves a vote of the limited partners of Cable TV Fund 14-A, Ltd., which is subject to Regulation 14A of the Securities Exchange Act of 1934, and the information contained in the preliminary proxy statement filed pursuant thereto is incorporated by reference in answer to the items of this Rule 13e-3 Transaction Statement. Attached as an exhibit to this Rule 13e-3 Transaction Statement are the preliminary proxy solicitation materials that have been filed simultaneously herewith. The cross-reference sheet that follows shows the location in the preliminary proxy statement of the information incorporated by reference in response to the items of this Rule 13e-3 Transaction Statement, as permitted by General Instruction F to Schedule 13E-3.

                             CROSS-REFERENCE SHEET
                             ---------------------

             (Pursuant to General Instruction F to Schedule 13E-3)

     Schedule 13E-3 Item     Caption in the
     Number and Caption      Proxy Statement
     ------------------      ---------------
1.   Issuer and Class of
     Security Subject to
     the Transaction.

     (a)...................  Vote of the Limited Partners of Cable TV Fund
                             14-A, Ltd.; Certain Information About the
                             Partnership and the General Partner.

     (b)-(c)...............  Vote of the Limited Partners of Cable TV Fund
                             14-A, Ltd.

     (d)...................  Special Factors, Prior Acquisitions and Prior and
                             Pending Sales.

     (e)...................  [Not applicable.]

     (f)...................  [Not applicable.]

2.  Identity and Background.

     (a)-(d)...............  Vote of the Limited Partners of Cable TV Fund
                             14-A, Ltd.; Certain Information About the
                             Partnership and the General Partner.

     (e)-(f)...............  [The answers to these items are in the negative;
                             pursuant to the Instruction following Item 2(f),
                             negative answers to Items 2(e) and 2(f) have not
                             been furnished to limited partners in the proxy
                             statement.]

     (g)...................  Schedule 1.

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

     Schedule 13E-3 Item     Caption in the
     Number and Caption      Proxy Statement
     ------------------      ---------------
3.   Past Contracts,
     Transactions or
     Negotiations.

     (a)(1)................  Certain Related Party Transactions.
     (a)(2)................  [None.]

     (b)...................  [None.]

4.   Terms of the
     Transaction.

     (a)...................  Proposed Sale of Assets.

     (b)...................  [Not applicable.]

5.   Plans or Proposals of
     the Issuer or
     Affiliate.

     (a)...................  Vote of the Limited Partners of Cable TV Fund
                             14-A, Ltd.; Certain Information About the
                             Partnership and the General Partner.

     (b)-(d)...............  [Not applicable.]

     (e)...................  Special Factors, The General Partner's
                             Objectives.

     (f)-(g)...............  Vote of the Limited Partners of Cable TV Fund 14-A,
                             Ltd.; Certain Information About the Partnership
                             and the General Partner.

6.   Source and Amounts of
     Funds or Other
     Consideration.

     (a)...................  Proposed Sale of Assets, The Purchase and Sale
                             Agreement; Proposed Sale of Assets, Sales Price.


     Schedule 13E-3 Item     Caption in the
     Number and Caption      Proxy Statement
     -------------------     ---------------
     (b)...................  Special Factors, The Appraisals; Special Factors,
                             Costs of the Transaction.

     (c)...................  Proposed Sale of Assets, The Purchase and Sale
                             Agreement.

     (d)...................  [Not applicable.]

7.   Purpose(s),
     Alternatives,
     Reasons and Effects.

     (a)...................  Special Factors, The Partnership's Investment
                             Objectives; Special Factors, The General Partner's
                             Objectives; Special Factors, Reasons for the
                             Timing of the Sale.

     (b)...................  Special Factors, Reasons for the Timing of the
                             Sale; Special Factors, Recommendation of the
                             General Partner and Fairness of the Proposed Sale
                             of Assets.

     (c)...................  Special Factors, The Partnership's Investment
                             Objectives; Special Factors, Reasons for the
                             Timing of the Sale; Special Factors,
                             Recommendation of the General Partner and Fairness
                             of the Proposed Sale of Assets.



     Schedule 13E-3 Item     Caption in the
     Number and Caption      Proxy Statement
     -------------------     ---------------
     (d)...................  Special Factors, Certain Effects of the Sale;
                             Special Factors, Recommendation of the General
                             Partner and Fairness of the Proposed Sale of
                             Assets; Federal and State Income Tax Consequences.

8.   Fairness of the
     Transaction.

     (a)-(b)...............  Vote of the Limited Partners of Cable TV Fund
                             14-A, Ltd.; Special Factors, Recommendation of the
                             General Partner and Fairness of the Proposed Sale
                             of Assets; Special Factors, The Appraisals.

     (c)...................  Vote of the Limited Partners of Cable TV Fund
                             14-A, Ltd.; Special Factors, Relevant Provisions
                             of the Partnership Agreement; Proposed Sale of
                             Assets, Conditions to Closing.

     (d)-(e)...............  Special Factors, Recommendation of the General
                             Partner and Fairness of the Proposed Sale of
                             Assets.

     (f)...................  [Not applicable.]

9.   Reports, Opinions,
     Appraisals and Certain
     Negotiations.

     (a)...................  Vote of the Limited Partners of Cable TV Fund
                             14-A, Ltd.




     Schedule 13E-3 Item     Caption in the
     Number and Caption      Proxy Statement
     -------------------     ---------------
     (b)...................  Special Factors, Recommendation of the General
                             Partner and Fairness of the Proposed Sale of
                             Assets; Special Factors, The Appraisals.

     (c)...................  Special Factors, The Appraisals; Available
                             Information.

10.  Interest in Securities
     of the Issuer

     (a)...................  Vote of the Limited Partners of Cable TV Fund
                             14-A, Ltd.; Schedule 1.

     (b)...................  [None.]

11.  Contracts,              [None.]
     Arrangements or
     Understandings with
     Respect to the
     Issuer's Securities.

12.  Present Intention and
     Recommendation of
     Certain Persons with
     Regard to the
     Transaction.

     (a)...................  Vote of the Limited Partners of Cable TV Fund
                             14-A, Ltd.

     (b)...................  Vote of the Limited Partners of Cable TV Fund
                             14-A, Ltd.; Special Factors, Recommendation of the
                             General Partner and Fairness of the Proposed Sale
                             of Assets.


     Schedule 13E-3 Item     Caption in the
     Number and Caption      Proxy Statement
     --------------------    ---------------
13.  Other Provisions of
     the Transaction.

     (a)...................  Special Factors, Certain Effects of the Sale.

     (b)...................  [Not applicable.]

     (c)...................  [Not applicable.]

14.  Financial Information.

     (a)(1)................  [Pursuant to General Instruction D to Schedule 13E-
                             3, the audited financial statements of Cable TV
                             Fund 14-A, Ltd. for the fiscal years ended December
                             31, 1997 and 1996 are incorporated by reference
                             from Cable TV Fund 14-A, Ltd.'s Annual Report on
                             Form 10-K for the fiscal year ended December 31,
                             1997, which is filed as an exhibit to this Schedule
                             13E-3.]

     (a)(2)................  [Pursuant to General Instruction D to Schedule 13E-
                             3, the unaudited financial statements of Cable TV
                             Fund 14-A, Ltd. for its first three 1998 fiscal
                             quarters are incorporated by reference from Cable
                             TV Fund 14-A, Ltd.'s Quarterly Reports on Form 10-Q
                             for the fiscal quarters ended March 31, 1998, June
                             30, 1998 and September 30, 1998, which are filed as
                             exhibits to this Schedule 13E-3.]

     (a)(3)................  [Not applicable.]

     (a)(4)................  Special Factors, Recommendation of the General
                             Partner and Fairness of the Proposed Sale of
                             Assets.

     (b)...................  Unaudited Pro Forma Financial Information of Cable
                             TV Fund 14-A, Ltd.


     Schedule 13E-3 Item     Caption in the
     Number and Caption      Proxy Statement
     -------------------     ---------------
15.  Persons and Assets
     Employed,
     Retained or Utilized.

     (a)...................  Vote of the Limited Partners of Cable TV Fund
                             14-A, Ltd.

     (b)...................  [None.]

16.  Additional              Special Factors, Relevant Provisions of the
     Information.            Partnership Agreement.

-------------------------------------------------------------------------------

17.  Materials
     Filed as Exhibits:

     (a)...................  Jones Cable Holdings, Inc.'s Credit Facility.(1)

     (b)(1)................  Appraisal of the Calvert County System by
                             Strategis Financial Consulting, Inc.

     (b)(2)................  Appraisal of the Calvert County System by Waller
                             Capital Corporation

     (b)(3)................  Appraisal of the Calvert County System by Bond &
                             Pecaro, Inc.

     (c)                     [Not applicable.]

     (d)(1)................  Preliminary Proxy Statement to be furnished to the limited partners of Cable TV Fund 14-A, Ltd.

     (d)(2)................  Cable TV Fund 14-A, Ltd.'s Annual Report on Form
                             10-K for the fiscal year ended December 31, 1997.

     (d)(3)................  Cable TV Fund 14-A, Ltd.'s Quarterly Report on
                             Form 10-Q for the fiscal quarter ended March 31,
                             1998.

     (d)(4)................  Cable TV Fund 14-A, Ltd.'s Quarterly Report on Form
                             10-Q for the fiscal quarter ended June 30,
                             1998.

     (d)(5)................  Cable TV Fund 14-A, Ltd.'s Quarterly Report on Form
                             10-Q for the fiscal quarter ended September 30,
                             1998.

     (e)...................  [Not applicable.]

     (f)...................  [Not applicable.]
    ----------------

(1) Incorporated by reference from Jones Intercable, Inc.'s Annual Report on
    Form 10-K for the year ended December 31, 1996.


                                   SIGNATURES
                                   ----------

          After due inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

                              JONES INTERCABLE, INC.,
                              a Colorado corporation


Dated:  January 15, 1999      By: /s/ Elizabeth M. Steele
                                  -----------------------
                                  Elizabeth M. Steele
                                  Vice President


                              CABLE TV FUND 14-A, LTD.,
                              a Colorado limited partnership

                              By: Jones Intercable, Inc.,
                                  a Colorado corporation,
                                  as general partner

Dated:  January 15, 1999      By: /s/ Elizabeth M. Steele
                                      ------------------------
                                      Elizabeth M. Steele
                                      Vice President

                              JONES COMMUNICATIONS OF
                                  MARYLAND, INC., a
                                     Colorado corporation

Dated:  January 15, 1999      By: /s/ Elizabeth M. Steele
                                  -----------------------
                                  Elizabeth M. Steele
                                  Vice President

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